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                                FRONTEGRA FUNDS

                               SEMI-ANNUAL REPORT
                           Frontegra Opportunity Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.
                                ---------------
                                 April 30, 1999

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FRONTEGRA FUNDS


TABLE OF CONTENTS

Shareholder Letter                                                        1
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Investment Highlights                                                     3
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Schedule of Investments                                                   4
----------------------------------------------------------------------------
Statement of Assets and Liabilities                                       7
----------------------------------------------------------------------------
Statement of Operations                                                   8
----------------------------------------------------------------------------
Statements of Changes in Net Assets                                       9
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Financial Highlights                                                     10
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Notes to Financial Statements                                            11
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This report is submitted for the general information of the shareholders of the
Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.

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FRONTEGRA FUNDS

DEAR FELLOW SHAREHOLDERS:

We are pleased to present the April 30, 1999, Semi-Annual Report for the Frontegra Opportunity Fund, managed by Reams Asset Management Company. Small-cap stocks finally began to show signs of life in the last few weeks of April, rebounding sharply after spending the last six months mostly ignored by investors. After a slow start to the fiscal year, the Fund outperformed its small-cap benchmarks over the last three months, with particularly strong results in April.

                                        Periods ended April 30
                                        ----------------------

                                1 month        3 months       6 months
                                --------       --------       --------
Frontegra Opportunity Fund        13.58%          5.24%          6.47%
Russell 2000 Index                 8.96%          1.70%         15.16%
Russell 2000 Value Index           9.13%          0.84%              -

MARKET REVIEW
We began to see a reversal in the difficult environment for small-cap stocks over the last six months. However, even as the Russell 2000 Index advanced over 15% since October 31, it trailed the 27% return of the S&P 500R Index. After struggling for the first three months of 1999, small stocks advanced sharply in April as the market broadened, due in part to the strengthening of foreign economies and a rotation to economically sensitive sectors.

We are encouraged by both the turn in small-cap stocks and the recent outperformance of the Fund. As you know, small-cap stocks suffered through a difficult year in 1998, trailing their large-cap counterparts by nearly 30%. This type of performance differential between small and large stocks often occurs late in a market cycle when investors seek the greater liquidity of large-cap stocks. Looking forward, we believe small-cap stocks offer great opportunity. The last time valuation discrepancies approached this magnitude was in the early 1990s. As we highlight in the table below, the ensuing returns earned by small-cap investors were worth the wait.

                              Russell 2000         Russell 1000
                              ------------         ------------
               1990              (19.5)%              (4.2)%
               1991                46.1%               33.0%
               1992                18.4%                9.0%
               1993                18.9%               10.2%

PORTFOLIO REVIEW
Top Individual Stocks
A number of stocks in the portfolio produced strong results over the past six months. A few examples are highlighted below:

Quanex Corp. is one of the industry's most profitable steel producers and has been diversifying into the engineered aluminum business over the past several years. The stock has performed very well, up about 50% over the past six months, on a renewed interest in quality cyclical companies and improving prospects in their recently-acquired aluminum business. Aggressive restructuring in aluminum has driven a turn from losses to profits, which bodes well for the company's performance going forward.

Belden, Inc., leads the market for highly-engineered coaxial cable and other specialized wiring used in markets ranging from telecommunications to industrial automation. Excess inventory and fallout from the Asian economic crisis early in 1998 hurt the company's growth and stock price. Since then, the stock generated a 32% total return as distributors worked through the inventory overhang and telecom spending has begun to recover to more typical levels. Belden continues to offer excellent participation in the growth of global telecom and networking yet trades at 12 times currently-depressed earnings.

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FRONTEGRA FUNDS

Sector Concentrations
Currently, the Fund is invested in a diversified portfolio of 48 stocks. We continue to find a significant number of undervalued stocks in the Producer Manufacturing, Materials & Processing and Industrial Services sectors. Below is a brief summary of those three sectors:

- Producer Manufacturing - This sector continues to be the source of a significant number of investment ideas, and relatively strong performance. Representative holdings include Holophane Corp., Juno Lighting, Inc. and Northwest Pipe Co. This sector benefited recently from a tender offer for Juno Lighting, Inc. Generally, the stocks in this sector have strong competitive positions, good returns on sales and capital and significant free cash flow.
- Materials & Processing - The Fund's exposure to this sector includes several cement companies, Giant Cement Holdings, Inc. and Lone Star Industries, Inc., which have made positive contributions to performance in the recent past. Steel and specialty chemical companies comprise the remaining holdings in this sector. Business continues to progress in line with expectations for the companies in this sector. However, only recently has performance reflected this strength with the market's rotation to cyclical stocks.

- Industrial Services - Approximately 13% of the Fund's assets are invested in this sector, which is made up of service-oriented companies that require minimal capital investment. The most significant holdings include Dames & Moore, Inc. and Jacobs Engineering Group, Inc., two engineering and construction companies, and World Fuel Services Corp., a provider of fuel to the rapidly growing small aviation and private jet businesses.

SUMMARY
Again, we are encouraged by recent performance and believe that the Fund continues to be well positioned to take advantage of opportunities afforded us in today's market environment. We expect to participate fully in an eventual sustained rebound in small-cap stocks. As always, we appreciate your continued confidence and investment in the Fund.


Sincerely,


/s/ David R. Milroy       /s/ Thomas J. Holmberg     /s/ William D. Forsyth
David R. Milroy           Thomas J. Holmberg, CFA    William D. Forsyth, CFA
Reams Asset Management Co.Frontegra Asset Management Frontegra Asset Management

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FRONTEGRA FUNDS

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

               Frontegra        Lipper Small-Cap        Russell
            Opportunity Fund       Fund Index          2000 Index
            ---------------     ---------------     ---------------
 7/31/97        100,000             100,000             100,000
10/31/97        107,400             103,470             104,952
 1/31/98        104,868             100,629             104,424
 4/30/98        115,038             114,075             117,415
 7/31/98        100,425             101,601             102,313
10/31/98         93,185              89,353              92,523
 1/31/99         94,276             102,590             104,770
 4/30/99         99,217             102,533             106,549

----------------------------
Portfolio Total Return
FOR THE PERIOD ENDED 4/30/99
----------------------------
ONE YEAR           (13.75)%

AVERAGE ANNUAL
SINCE COMMENCEMENT  (0.45)%
----------------------------

This chart assumes an initial gross investment of $100,000 made on 7/31/97 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lipper Small-Cap Fund Index includes the 30 largest funds which, by prospectus or portfolio practice, limit their investments to companies on the basis of the size of the company.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS
April 30, 1999 (Unaudited)

Number of Shares                                                         Value
------------------------------------------------------------------------------
               COMMON STOCKS  97.4%
               Commercial Services  6.3%
     14,800    Banta Corp.                                           $315,425
     10,000    Lawson Products, Inc.                                  226,250
     30,100    Stolt-Nielsen S.A.                                     436,450
                                                                  -----------
                                                                      978,125
                                                                  -----------

               Consumer Durables  7.9%
     22,450    CLARCOR Inc.                                           420,938
     10,500    Department 56, Inc.<F1>                                284,156
     11,300    Harman International Industries, Inc.                  519,094
                                                                  -----------
                                                                    1,224,188
                                                                  -----------

               Consumer Services  3.9%
     18,600    Carmike Cinemas, Inc.<F1>                              401,062
     11,800    Interim Services Inc.<F1>                              205,025
                                                                  -----------
                                                                      606,087
                                                                  -----------

               Electronic Technology  8.9%
     19,300    Belden Inc.                                            371,525
     12,400    Electroglas, Inc.<F1>                                  169,725
     15,500    Kemet Corp.<F1>                                        239,281
     26,000    UCAR International Inc.<F1>                            596,375
                                                                  -----------
                                                                    1,376,906
                                                                  -----------

               Energy Minerals  4.8%
     15,000    Mitchell Energy & Development Corp.                    230,625
     56,100    Santa Fe Energy Resources, Inc.<F1>                    504,900
                                                                  -----------
                                                                      735,525
                                                                  -----------

               Finance  7.4%
     25,100    First Bell Bancorp, Inc.                               483,175
     33,100    Local Financial Corp.<F1>                              314,450
     33,900    Seacoast Financial Services Corp.<F1>                  341,119
                                                                  -----------
                                                                    1,138,744
                                                                  -----------

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS (continued)
April 30, 1999 (Unaudited)

Number of Shares                                                        Value
------------------------------------------------------------------------------
               Health Technology  2.2%
     21,800    Haemonetics Corp.<F1>                                 $341,988
                                                                  -----------

               Industrial Services  7.3%
     38,600    Dames & Moore, Inc.                                    453,550
      7,800    Jacobs Engineering Group, Inc.<F1>                     307,612
     14,100    Quanex Corp.                                           360,431
                                                                  -----------
                                                                    1,121,593
                                                                  -----------

               Non-Energy Minerals  8.5%
     16,800    Giant Cement Holding, Inc.<F1>                         371,700
     23,300    International Specialty Products Inc.<F1>              192,225
      8,000    Lone Star Industries, Inc.                             285,500
     14,600    Noble Affiliates, Inc.                                 468,112
                                                                  -----------
                                                                    1,317,537
                                                                  -----------

               Process Industries  4.6%
     13,650    Ferro Corp.                                            377,934
     18,300    Furon Co.                                              327,113
                                                                  -----------
                                                                      705,047
                                                                  -----------

               Producer Manufacturing  17.8%
      9,500    Artesyn Technologies, Inc.<F1>                         171,000
     24,100    BE Aerospace, Inc.<F1>                                 411,206
     21,800    Bush Industries, Inc.                                  331,088
     32,600    Griffon Corp.<F1>                                      238,387
     15,300    Holophane Corp.<F1>                                    394,931
     20,100    Interface, Inc.                                        141,956
     19,500    Juno Lighting, Inc.                                    443,625
     21,100    Northwest Pipe Co.<F1>                                 298,038
     12,800    Standex International Corp.                            314,400
                                                                  -----------
                                                                    2,744,631
                                                                  -----------

               Retail  3.3%
     25,300    Maxwell Shoe Company Inc.<F1>                          199,237
     24,600    World Fuel Services Corp.                              309,038
                                                                  -----------
                                                                      508,275
                                                                  -----------
See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS (continued)
April 30, 1999 (Unaudited)

Number of Shares                                                        Value
------------------------------------------------------------------------------
               Real Estate Investment Trust  7.8%
      6,500    Amli Residential Properties Trust                     $141,781
     17,700    Asset Investors Corp.                                  255,544
      7,000    First Industrial Realty Trust, Inc.                    188,125
     16,000    Great Lakes REIT, Inc.                                 247,000
     10,500    Prentiss Properties Trust                              227,063
     14,600    Winston Hotels, Inc.                                   142,350
                                                                  -----------
                                                                    1,201,863
                                                                  -----------

               Technology Services  3.9%
     16,300    Condor Technology Solutions, Inc.<F1>                  165,037
     31,500    Pioneer-Standard Electronics, Inc.                     263,813
      5,000    Zebra Technologies Corp.<F1>                           166,250
                                                                  -----------
                                                                      595,100
                                                                  -----------

               Transportation  2.8%
     27,600    Arnold Industries, Inc.                                438,150
                                                                  -----------

               TOTAL COMMON STOCKS
               (cost $14,745,137)                                  15,033,759
                                                                  -----------

Principal Amount
----------------
               SHORT-TERM INVESTMENT 2.2%
   $337,824    UMB Bank Money Market Fiduciary                        337,824
                                                                  -----------

               TOTAL SHORT-TERM INVESTMENT
               (cost $337,824)                                        337,824
                                                                  -----------

               TOTAL INVESTMENTS 99.6%
               (cost $15,082,961)                                  15,371,583

               Other Assets less Liabilities  0.4%                     66,211
                                                                  -----------

               NET ASSETS  100.0%                                 $15,437,794
                                                                  ===========

<F1> Non-income producing

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

ASSETS:
Investments at value (cost $15,082,961)                           $15,371,583
Receivable for investments sold                                        36,799
Interest and dividends receivable                                      10,881
Receivable from adviser                                                 7,308
Deferred organizational costs, net                                     26,260
Other assets                                                            2,136
                                                                  -----------
Total assets                                                       15,454,967
                                                                  -----------

LIABILITIES:
Accrued investment advisory fee                                         7,565
Accrued expenses                                                        9,608
                                                                  -----------
Total liabilities                                                      17,173
                                                                  -----------
NET ASSETS                                                        $15,437,794
                                                                  ===========
NET ASSETS CONSIST OF:
Paid in capital                                                   $15,424,687
Accumulated net investment income                                      39,538
Accumulated net realized loss on investments                        (315,053)
Net unrealized appreciation on investments                            288,622
                                                                  -----------
NET ASSETS                                                        $15,437,794
                                                                  ===========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                        100,000,000
Issued and outstanding                                                522,993
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE         $29.52
                                                                       ======

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1999 (Unaudited)

INVESTMENT INCOME:
Dividends                                                             $94,568
Interest                                                               11,146
                                                                  -----------
                                                                      105,714
                                                                  -----------
EXPENSES:
Investment advisory fees                                               36,161
Fund administration and accounting fees                                28,146
Legal fees                                                              6,890
Shareholder servicing                                                   6,675
Audit fees                                                              4,815
Amortization of organizational costs                                    4,006
Custody fees                                                            2,596
Federal and state registration fees                                     1,926
Directors' fees and related expenses                                    1,039
Pricing                                                                   974
Insurance                                                                 734
Other                                                                   1,563
                                                                  -----------
Total expenses before waiver and reimbursements                        95,525
Waiver and reimbursements of expenses by adviser                     (45,157)
                                                                  -----------
Net expenses                                                           50,368
                                                                  -----------
NET INVESTMENT INCOME                                                  55,346
                                                                  ===========

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments                          (164,185)
Change in unrealized appreciation/depreciation on investments       1,088,273
                                                                  -----------
NET GAINS (LOSSES) ON INVESTMENTS                                     924,088
                                                                  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $979,434
                                                                  ===========

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                               SIX MONTHS ENDED     YEAR ENDED
                                                APRIL 30, 1999     OCTOBER 31,
                                                 (UNAUDITED)           1998
                                                 ------------      ------------
OPERATIONS:
Net investment income                               $55,346           $66,764
Net realized gains (losses) on investments        (164,185)         (158,568)
Change in unrealized appreciation/depreciation
  on investments                                  1,088,273         (905,970)
                                                  ---------         ---------
Net increase (decrease) in net assets resulting
  from operations                                   979,434         (997,774)
                                                  ---------         ---------

DISTRIBUTIONS PAID FROM:
Net investment income                              (80,263)           (7,018)
                                                  ---------         ---------
Net decrease in net assets
  resulting from distributions paid                (80,263)           (7,018)
                                                  ---------         ---------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                       7,631,317         1,925,149
Shares issued to holders in
  reinvestment of distributions                      80,263             7,018
                                                  ---------         ---------
Net increase in net assets resulting from
  capital share transactions                      7,711,580         1,932,167
                                                  ---------         ---------

TOTAL INCREASE IN NET ASSETS                      8,610,751           927,375
                                                  ---------         ---------

NET ASSETS:
Beginning of period                               6,827,043         5,899,668
                                                  ---------         ---------
End of period (includes undistributed net
  investment income of $39,538 and
  $64,806, respectively)                        $15,437,794        $6,827,043
                                                ===========        ==========

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
FINANCIAL HIGHLIGHTS

                                            SIX MONTHS  YEAR ENDED     PERIOD
                                              ENDED       OCTOBER      ENDED
                                          APRIL 30, 1999    31,     OCTOBER 31,
                                           (UNAUDITED)     1998       1997<F1>
                                            ----------   ---------   ---------
NET ASSET VALUE,
  BEGINNING OF PERIOD                         $27.93       $32.22      $30.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                           0.02         0.26        0.04
Net realized and unrealized gains
  (losses) on investments                       1.78       (4.52)        2.18
                                              ------       ------      ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                         1.80       (4.26)        2.22
                                              ------       ------      ------

LESS DISTRIBUTIONS PAID:
From net investment income                    (0.21)       (0.03)           -
                                              ------       ------      ------
TOTAL DISTRIBUTIONS PAID                      (0.21)       (0.03)           -
                                              ------       ------      ------

NET ASSET VALUE, END OF PERIOD                $29.52       $27.93      $32.22
                                              ======       ======      ======

TOTAL RETURN<F2>                               6.47%     (13.24)%       7.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)     $15,438       $6,827      $5,900
Ratio of expenses to average
  net assets<F3><F4>                           0.90%        0.90%       0.90%
Ratio of net investment income
  to average net assets<F3><F4>                1.01%        0.92%       2.61%
Portfolio turnover rate<F2>                      24%          54%          9%


<F1> Commenced operations on July 31, 1997
<F2> Not annualized for periods less than a full year
<F3> Net of waiver and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.70%, 2.53% and 12.02%, and the ratio of net investment income to average net assets would have been 0.21%, (0.71)% and (8.51)% for the periods ended April 30, 1999, October 31, 1998 and October 31, 1997, respectively.
<F4> Annualized

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 1999 (Unaudited)

(1)  ORGANIZATION
     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of three series: the Frontegra Opportunity Fund (the "Fund"), the Frontegra Total Return Bond Fund and the Frontegra Growth Fund. The Fund commenced operations on July 31, 1997. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities.

(2)  SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     (a)  Investment Valuation
          Securities (other than short-term instruments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid prices. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams Asset Management Co., LLC (the "Sub-Adviser") pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes
          No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

     (c)  Distributions to Shareholders
          Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1999 (Unaudited)

          to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at April 30, 1999, reclassifications were recorded to decrease accumulated net investment income by $351, decrease accumulated net realized losses on investments by $1,979 and decrease paid in capital by $1,628.

     (d)  Other
          Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER
     The Fund has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. The Adviser has agreed to voluntarily waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets.

(4)  CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:

                                     SIX MONTHS ENDED       YEAR ENDED
                                      APRIL 30, 1999     OCTOBER 31, 1998
                                     ---------------      --------------
     Shares sold                         275,703              61,127
     Shares issued to holders in
       reinvestment of distributions       2,845                 216
                                         -------             -------
                                         278,548              61,343
                                         =======             =======

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FRONTEGRA FUNDS

Frontegra Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1999 (Unaudited)

(5)  INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended April 30, 1999, are summarized below:

     Purchases     $10,157,790
     Sales          $2,592,200

     There were no purchases or sales of U.S. government securities.
     At October 31, 1998, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $15,107,804 were as follows:

     Appreciation                            $1,496,695
     Depreciation                           (1,232,916)
                                            -----------
     Net appreciation on investments           $263,779
                                            ===========

     At October 31, 1998, the Fund had an accumulated net realized capital loss carryover of $1,102 and $141,178 expiring in 2005 and 2006, respectively. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

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                             FRONTEGRA FUNDS, INC.
                      c/o Sunstone Investor Services, LLC
                 P.O. Box 2142, Milwaukee, Wisconsin 53201-2142

                                                                     FO-410-0699